Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF
FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     The certification set forth below is being submitted in connection with the report on Form 10-K of QuinStreet, Inc. (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
     Douglas Valenti, the Chief Executive Officer and Kenneth Hahn, the Chief Financial Officer of QuinStreet, Inc., each certifies that, to the best of his knowledge:
     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of QuinStreet, Inc..
Date: August 29, 2011

/s/ Douglas Valenti Name: Douglas Valenti
Chairman and Chief Executive Officer

/s/ Kenneth Hahn Name: Kenneth Hahn
Chief Financial Officer